CHAIRMAN'S LETTER
 ................................................................................

To Our Fellow Shareholders:                                             May 1997

         The net asset value (NAV) of a common share of the Fund declined from $11.27 on December 31, 1996 to $10.82 on March 31, 1997, after deducting the distribution of 30 cents declared during the quarter. The market price of a share of the Fund traded in a range from $9.125 to $10.875 before closing the quarter at $10.00. The ending price represented a discount to NAV of 7.6 percent compared with a discount to NAV of 17.9 percent on December 31, 1996.
         Narrowing the discount was the primary objective of the new quarterly distribution policy announced in February, and we are pleased with the results so far. Key investment results and comparisons are noted below.
         As the table shows, the Fund's net asset value declined 1.3 percent, which compares with a negative 1.3 percent for the Lipper Growth Mutual Fund Average (the Fund's primary benchmark) and a negative 5.4 percent for the NASDAQ Composite Index. For the last 12 months, the Fund's net asset value (with dividends reinvested) was up 11.0 percent compared with 11.5 percent for the Lipper Average and 10.9 percent for NASDAQ.

================================================================================

                                         First Quarter         Latest 12 Months
-------------------------------------------------------------------------------
LIBERTY ALL-STAR GROWTH FUND, INC.
Shares Valued at Net Asset Value             (1.3)%                  10.3%

Shares Valued at Net Asset Value
With Dividends Reinvested                    (1.3)%                  11.0%

Shares Valued at Market Price
With Dividends Reinvested                    11.1%                   21.4%

Fund's Closing Price Range               $10.75 to $9.125        $10.75 to $8.50

Fund's Discount Range                      18.8% to 7.6%           19.9% to 7.6%

Lipper Growth Mutual Fund Average            (1.3)%                  11.5%

NASDAQ Composite Index                       (5.4)%                  10.9%

S&P 500 Stock Index                           2.7%                   19.8%

Dow Jones Industrial Average                  2.6%                   20.3%

Figures shown for the Fund and the Lipper Growth Mutual Fund Average are total returns, which include income, after deduction of fees and other operating expenses. Figures shown for the unmanaged S&P 500 and Dow Jones indices are total returns including income. Figures for the unmanaged NASDAQ Index are total returns excluding income.

================================================================================

         The stock market, as measured by the S&P 500, continued its advance for the ninth quarter in a row, a string that has not been matched since the market increased 11 consecutive quarters between the third quarter of 1962 and the first quarter of 1965. The NASDAQ Index broke its string of eight consecutive quarterly advances when it declined during the first quarter.
         But the market was particularly weak in the latter part of the quarter. A contributing factor was the widely anticipated Federal Reserve Board's boost in short-term interest rates, which came to pass in late March. The NASDAQ Index, after peaking at 1388.06 on January 22, dropped 12 percent to close the quarter at 1221.70 while the S&P 500, after peaking at 816 in mid-February, dropped 7.2 percent to close the quarter at 757. Richard Christensen's President's letter which follows, provides additional perspective.
         In February, Liberty Asset Management Company, the Fund Manager, recommended, and the Board of Directors approved, the hiring of a new Portfolio Manager, William Blair & Company, L.L.C., to replace Provident Investment Counsel, Inc. effective March 1, 1997. William Blair is the subject of the manager interview beginning on page 6. John Jostrand, Portfolio Manager, discusses the firm's investment philosophy and decision making process as well as particular stocks that are representative of its style of investing.

Sincerely,

/s/ Harold W. Cogger

Harold W. Cogger
Chairman of the Board of Directors
Liberty All-Star Growth Fund, Inc.
Executive Vice President
Liberty Financial Companies, Inc.

PRESIDENT'S LETTER
 ................................................................................

To Our Fellow Shareholders:                                            May 1997

         Just as last summer's market correction, the recent correction was noteworthy mainly in the quickness of the rebound to new highs. For example, the S&P 500 Stock Index peaked at 816.29 on February 18, dropped almost 79 points to a low of 737.65 on April 11, then rose to a new high of 830.24 on May 5. So, the depth of the correction was 9.6 percent over a period of less than two months, and within less than four weeks the market was back to new highs.
         But, the NASDAQ Composite Index is actually a better index than the S&P 500 to compare with Liberty All-Star Growth Fund. The Fund's portfolio contains about two NASDAQ stocks for every one S&P 500 stock and the average capitalization of the Fund's portfolio is $13 billion compared with roughly $15 billion for the NASDAQ and $41 billion for the S&P 500. The NASDAQ Index peaked at 1388.06 on January 22, dropped 187 points to a low of 1201 on April 2, then rose to 1339.24 on May 5. So the depth of the NASDAQ correction was 13.5 percent over a period of about two months, and it has not yet returned to its previous high.
         As was noted in our recent annual report, the investment returns of shares of large companies were significantly greater than those of smaller companies during 1996. That situation continued into the first quarter, as the 50 largest capitalization stocks in the S&P 500 were up 4 percent, while the bottom 450 returned only 1.7 percent, and the NASDAQ Index, which contains over 5,000 stocks including much smaller companies than the S&P 500, declined 5.4 percent.
         Both the S&P 500 and the NASDAQ are weighted by market capitalization rather than equally among all their respective stocks. The largest companies in the indices have market capitalizations that are hundreds of times larger than those of the smallest companies, so the returns of the largest companies disproportionately influence the indices. Investment managers rarely own the largest stocks in weights that are equal to their representation in either index. In fact, managers are more likely to balance their portfolio holdings across an even broader capitalization spectrum.
         The superior performance of a narrow group of large capitalization stocks, coupled with an underweighting of those issues by most managers, were the major factors contributing to the fact that many funds underperformed either or both indices in 1996 and so far in 1997. For example, the return on the S&P 500 for the first quarter of 1997 exceeded those of 87 percent of all mutual funds according to Lipper Analytical Services, Inc., and only one of the domestic general equity closed-end funds beat the S&P 500 during the first quarter.
         Although it is difficult to forecast how long the outperformance of the very largest stocks will continue, it is not likely to go on indefinitely. When the relative performance of the other stocks improves, the Fund should benefit.
         More than 60 percent of the Fund's individual shareholders elected to take newly issued shares, valued at market price, in the recent first quarter distribution of $.30 per share, which was entirely realized capital gains. By taking newly issued shares, rather than cash, shareholders are able to reinvest their capital gains in the Fund so that these gains can build additional value through compounding.

Sincerely,

/s/ Richard R. Christensen

Richard R. Christensen
President and Chief Executive Officer
Liberty All-Star Growth Fund, Inc. and
Liberty Asset Management Company

                                                       PORTFOLIO CHARACTERISTICS
 ................................................................................

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO
CHARACTERISTICS
The Portfolio Characteristics table on this page is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's three Portfolio Managers. These differences are a reflection of the fact that each pursues a different Investment Style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the entire S&P 500 Stock Index.

THE INVESTMENT STYLES PRACTICED BY THE FUND'S THREE PORTFOLIO MANAGERS ARE:

MISSISSIPPI VALLEY ADVISORS INC. (MVA)
Small capitalization growth companies that sell at a reasonable current price relative to anticipated future earnings.

WILLIAM BLAIR & COMPANY
Companies with high profitability and enduring growth from a broad range of market capitalizations.

OPPENHEIMER CAPITAL
Contrarian holdings being overlooked and undervalued by investors.


PORTFOLIO CHARACTERISTICS AS
OF MARCH 31, 1997
(UNAUDITED)

                         MARKET CAPITALIZATION SPECTRUM

                             SMALL ======== LARGE


                                               William     Oppen-       Total        S&P
                                     MVA        Blair      heimer       Fund      500 Index
-------------------------------------------------------------------------------------------
Number of Holdings                     79          46          31          152          500
-------------------------------------------------------------------------------------------
Weighted Average Market
Capitalization (billions)           $ 1.4     $  15.2     $  23.8     $   12.8     $   40.8
-------------------------------------------------------------------------------------------
Percent of Holdings in S&P 500       7.6%       47.8%       64.5%        29.6%         --
-------------------------------------------------------------------------------------------
Dividend Yield                       0.8%        0.6%        1.4%         0.9%         2.0%
-------------------------------------------------------------------------------------------
Average Price/Earnings Ratio        18.7x       24.7x       15.0x        18.8x        18.4x
-------------------------------------------------------------------------------------------
Average Price/Book Value Ratio       3.3x        6.2x        4.0x         4.4x         4.6x
-------------------------------------------------------------------------------------------
Average Five-Year Earnings
Per Share Growth                    22.3%       22.1%       19.7%        21.4%        14.1%

TOP 50 HOLDINGS
 ................................................................................

 RANK      RANK
 AS OF     AS OF                                                       VALUE    PERCENT OF
3/31/97   12/31/96    SECURITY NAME                                    ($000)   NET ASSETS
------------------------------------------------------------------------------------------
    1         2       Federal Home Loan Mortgage Corp.                 $2,61        2.0
    2         6       Citicorp                                         2,615        1.7
    3         3       Intel Corp.                                      1,948        1.5
    4        10       ACE, Ltd.                                        1,920        1.5
    5         9       Travelers Group, Inc.                            1,915        1.5
    6         7       Monsanto Co.                                     1,913        1.5
    7         8       McDonnell Douglas Corp.                          1,830        1.4
    8        11       MBNA Corp.                                       1,756        1.3
    9        14       Arrow Electronics, Inc.                          1,691        1.3
   10        18       EXEL Ltd.                                        1,690        1.3
   11        23       Transamerica Corp.                               1,611        1.2
   12        26       Sprint Corp.                                     1,593        1.2
   13        13       First Data Corp.                                 1,571        1.2
   14       NEW       State Street Boston Corp.                        1,540        1.2
   15        12       AFLAC, Inc.                                      1,500        1.1
   16        17       Morgan Stanley Group, Inc.                       1,469        1.1
   17         1       Microsoft Corp.                                  1,467        1.1
   18        21       Nokia Corp. ADR                                  1,456        1.1
   19         4       Federal National Mortgage Assoc.                 1,445        1.1
   20        29       Catepillar, Inc.                                 1,445        1.1
   21       NEW       Molex, Inc.                                      1,439        1.1
   22        28       Medtronic, Inc.                                  1,432        1.1
   23        30       Wells Fargo & Co.                                1,421        1.1
   24       NEW       Household International, Inc.                    1,412        1.1
   25       NEW       Cognizant Corp.                                  1,389        1.1
   26        16       Countrywide Credit Industries, Inc.              1,361        1.0
   27        24       AMR Corp.                                        1,320        1.0
   28        15       LucasVarity PLC ADR                              1,281        1.0
   29        31       Progressive Corp.                                1,278        1.0
   30         5       Pfizer, Inc.                                     1,262        1.0
   31        27       Lockheed Martin Corp.                            1,260        1.0
   32        55       HEALTHSOUTH Corp.                                1,258        1.0
   33        41       R. R. Donnelley & Sons Co.                       1,221        0.9
   34        33       Freeport-McMoRan Copper & Gold, Inc., Class A    1,215        0.9
   35        35       General Electric Co.                             1,191        0.9
   36        42       American International Group, Inc.               1,174        0.9
   37        43       Champion International Corp.                     1,138        0.9
   38        36       May Department Stores Co.                        1,138        0.9
   39        48       Dole Foods, Inc.                                 1,133        0.9
   40       NEW       Shared Medical Systems Corp.                     1,125        0.9
   41       NEW       Illinois Tool Works, Inc.                        1,069        0.8
   42       NEW       Xilinix, Inc.                                    1,063        0.8
   43        44       Hercules, Inc.                                   1,056        0.8
   44        38       PMI Group, Inc.                                  1,053        0.8
   45        32       Triton Energy Corp.                              1,046        0.8
   46        40       Fisher Scientific International                  1,037        0.8
   47        46       Hubbell Inc., Class B                            1,014        0.8
   48       107       Elan Corp. ADR                                   1,010        0.8
   49       NEW       Reuters Holdings PLC ADR                         1,001        0.8
   50       115       Interim Services, Inc.                             995        0.8

                                        MAJOR STOCK CHANGES IN THE FIRST QUARTER
 ................................................................................
The following are the major ($300,000 or more) stock changes -- both additions and reductions -- that were made in the Fund's portfolio during the first quarter of 1997, not including the changes made in connection with the substitution of William Blair & Company, L.L.C. for Provident Investment
Counsel, Inc. as Portfolio Manager effective March 1, 1997.

                                                         SHARES
                                      ==========================================
                                                                            HELD AS
SECURITY NAME                           ADDITIONS      REDUCTIONS          OF 3/31/97
------------------------------------------------------------------------------------
Albany International                     25,000                               25,000
Blyth Industries, Inc.                   14,300                               14,300
Caraustar Industries, Inc.               18,000                               18,000
CCB Financial Corp.                       6,300                                6,300
Consolidated Papers, Inc.                 9,000                                9,000
Credit Acceptance Corp.                  52,900                               52,900
Grand Metropolitan PLC ADR               25,000                               25,000
International Specialty Products, Inc.   30,000                               30,000
Leggett & Platt, Inc.                    14,000                               14,000
Minerals Technologies, Inc.              17,190                               17,190
National Data Corp.                      23,500                               23,500
Regal Cinemas, Inc.                      16,400                               16,400
RPM, Inc.                                34,000                               34,000
SystemSoft Corp.                         59,500                               59,500
The Sports Authority, Inc.               19,500                               19,500
VeriFone, Inc.                           20,000                               20,000

Advanta Corp., Class B                                  (19,000)                   0
Department 56, Inc.                                     (25,000)                   0
Finova Group, Inc.                                       (5,900)               6,100
Intel Corp.                                              (4,000)              14,000
Michaels Stores, Inc.                                   (42,000)                   0
Murphy Oil Corp.                                         (9,000)                   0
Norand                                                  (22,400)                   0
Oakley, Inc.                                            (47,000)                   0
Quantum Corp.                                           (10,000)              14,800
Signet Banking Corp.                                    (25,000)                   0
Sungard Data Systems, Inc.                               (8,200)              15,000
Talbots, Inc.                                           (17,000)                   0
Union Planters Corp.                                    (22,500)                   0

MANAGER INTERVIEW
 ................................................................................

[PHOTO OF                     JOHN F. JOSTRAND
JOHN F. JOSTRAND]             William Blair & Company

William Blair & Company Loves High Quality, Sustainable Growth And Research, Research, Research

Chicago-based William Blair & Company is the newest of Liberty All-Star Growth Fund's three Portfolio Managers. The firm places a high degree of emphasis on disciplined, fundamental research to identify quality growth companies with the ability to sustain their growth over long time periods. The firm's focus on stability and a long-term horizon is reflected internally by a remarkable degree of continuity among the investment and management teams. We recently had the opportunity to talk with John F. Jostrand, Portfolio Manager for William Blair. The Fund Manager, Liberty Asset Management Company (LAMCO), serves as the moderator for the interview.

--------------------------------------------------------------------------------
The views expressed in this interview represent the manager's views at the time of the discussion and are subject to change.
--------------------------------------------------------------------------------

LAMCO: As this is your first interview for Liberty All-Star Growth Fund, perhaps we could start with some background with regard to the firm.

JOSTRAND: William Blair was founded in 1935 and to this day we remain 100 percent employee owned, and we find it is a very important attribute. Throughout the firm, we have a single-minded focus on one thing -- what we call quality growth companies. We believe the true core of our firm is the group of analysts who lead our research effort. Here at William Blair, research is a real career path. Management puts a lot of time and effort into making sure that a person who comes to work for William Blair as a research analyst has a career as an analyst, and we take a lot of pride in the fact that there has been very little turnover among that core of analytical talent.

LAMCO: Of the analysts, how many are equity analysts?

JOSTRAND: They're all equity analysts. That's a good point . . . when I say we focus on quality growth, our research people are totally dedicated to uncovering younger and mid-size companies that we think have an open-ended opportunity to grow for a long, long time and in a very sustainable fashion.

LAMCO: Since you've already touched on it, perhaps you could expand on William Blair's investment philosophy and style.

JOSTRAND: Our philosophy is built on companies that offer good prospects for sustainable growth. It's important that we're looking for companies that are built to last. We want companies that have strong internal, or "organic," growth. Just as importantly, we want very high quality companies. We want industry leaders -- that is to say, not necessarily the largest, but whatever the important competitive differentiator is in an industry, we want the company that's got the leading angle of attack. We want companies that are highly profitable, and we want to get to know the management because we need to buy into its strategy and its ability to execute that strategy. That's our definition of quality. Now, when I say we want companies that are built to last, I mean that we want companies that will produce results that are as consistent as humanly possible. We want steady, predictable companies and we look for companies with business models that give us confidence that the company can produce over a long period of time.
         Given our emphasis on sustainable performance, we tend to be long-term investors. We have some companies in which we've been invested for well over a decade. In terms of average holding period, I would say it's three to four years. We're generally an all-cap manager, and by that I mean we invest in companies across the market capitalization spectrum. We incorporate small and mid-cap companies due to their supe-

                                                               MANAGER INTERVIEW
 ................................................................................

rior long-term return potential. We will also invest portions of the portfolios in what we call recognized growth companies and we'll also have a foundation of companies that have been around the track through more than a couple of market cycles -- what we call classic growth stocks.

LAMCO: How do you go about finding those companies?

JOSTRAND: The most important part of the process is getting to know managements and their business model, and we do that by hands-on research. We feel we take a disciplined, fundamental, bottom-up, industry-by-industry, company-by-company, approach to the market. The analysts whom I mentioned at the outset are a key part of that process. They're recognized experts and they're given a wide degree of latitude in how they approach their work.

LAMCO: How do the analysts identify their buy candidates?

JOSTRAND: It's a qualitative process more than a quantitative one. Very often, interesting companies turn up in the course of analysts doing due diligence on companies they are already familiar with. They find out who a company's best customer is or the company that is the best source of supply. This digging produces interesting ideas for further research.

--------------------------------------------------------------------------------
"Competitiveness is a company's ability to keep its elbows up and protect its franchises, and that's a difficult task. We really like managements that are able to do that and define a niche that is difficult to get into."
--------------------------------------------------------------------------------

LAMCO: Can you identify a couple of key criteria that you demand of an investment candidate?

JOSTRAND: Number one is the size of the opportunity. We want a company to be able to create many years of above-average growth for itself. So, the number one criteria is the ability of a company to create a long-term opportunity for itself. That's a little intangible, and that's why it requires in-depth understanding of management. Once we get comfortable that management is proven and we buy into its strategy, we want to assess the competitive dimension. To do that, we may do surveys to uncover the opinions of various suppliers. If it's in retail we'll do pricing surveys, for example. And if it's some other distinctive capability, we'll survey customers. Another criteria, predictable earnings, is fairly straightforward. As we look at a company's record, we want to see good growth rates from year-to-year, stability of margins and relatively high margins in terms of return on sales or capital, and predictable earnings. We also want to see conservative accounting practices, which gives us the confidence that down the road there won't be a large write-off that's not anticipated.

LAMCO: Do you have guidelines on such factors as price/earnings or price-to-book ratios?

JOSTRAND: To us, valuation is something we pay attention to but it's less important. Primarily, we feel that solid long-term growth companies are relatively rare, so we're willing to pay a fair price. If we do have a criteria, I would say it's price/earnings ratio to the growth rate. We will shy away from companies where the growth rate is well below the P/E ratio, particularly where we don't feel that the business model is as stable or consistent as we would like. Still, a lot of judgment goes into whether a 1-to-1 ratio is right, or 1.5-to-1, or .75-to-1 because of our assessment of the stability of the business model and the consistency of earnings and margins.

LAMCO: You've mentioned on a couple of occasions that your ideal buy candidates are relatively rare.

JOSTRAND: That's right. The world is as competitive or more competitive today than it has been in a long, long time. Low interest rates have allowed the supply/demand and price mechanisms to work much more freely, global competitiveness is an obvious phenomenon, ideas cross borders with fluidity, and all that breeds a lot of competition. Competitiveness is a company's ability to keep its elbows up and protect its franchises, and that's a difficult task. We really like managements that are able to do that and define a niche that is difficult to get into. Or, even more importantly, provide a certain price/value equation to their customers that make it difficult for them to go to another vendor. In fact, another layer down in our criteria for investment is a company's customer retention rate. We like the companies that score very highly on that measure. An example would be a company that does business this year with 90 percent of the

MANAGER INTERVIEW
 ................................................................................
customers they did business with last year. What you find in a lot of growth industries is that there are companies that are growing very rapidly, but they don't necessarily know who their customers are now, let alone whether they did business with them last year. To carry that one level further, we like to own companies that sell a product or service where the customer comes back frequently.

LAMCO: Tell us about your sell discipline.

JOSTRAND: The two most important considerations are valuation and fundamentals. As I said, we're willing to pay a fair price, but by far the most important factor is fundamentals. Are they intact? Is management's strategy still the same? In a sense, we try and think of ourselves as active board members. Obviously, we're not on the boards of our companies, but we want that level of understanding in our portfolios. If a management begins to wander from its path, that's a yellow flag for us. An example might be a company that, for years, has been growing very solidly, perhaps by growing its sales force, and all of a sudden it embarks on an aggressive acquisition campaign. That would be a yellow flag.

--------------------------------------------------------------------------------
"we like to own companies that sell a product or service where the customer comes back frequently."
--------------------------------------------------------------------------------

LAMCO: How would you sum up the most distinctive characteristic of William Blair & Company?

JOSTRAND: I would say the most important thing is the continuity of the personnel, the continuity and expertise at William Blair. We've had a remarkable absence of turnover among our senior people. We haven't had a portfolio manager leave the firm for any reason other than retirement in the last 10 years. When we tell investors that our philosophy has been unchanged for many years, it's believable because the same people are here.

LAMCO: Let's turn to the All-Star Growth Fund Portfolio. Can you give us some examples of stocks that illustrate your philosophy and style of investing?

JOSTRAND: Two holdings are actually in the same business, Paychex and Automatic Data Processing, or ADP. Both are primarily payroll processors. This is a very fragmented industry -- ADP has 300,000 customers and Paychex has about 250,000. What these companies do, in a very cost effective, reliable way, is provide pay checks to their clients. Over the years, more and more companies have outsourced this function and these two companies are terrific examples of high customer retention rates. ADP is roughly $4 billion in sales and it serves the large employer segment. Paychex is about $750 million in sales and is growing rapidly in the small employer segment. Both have produced remarkably consistent, steady margins over time and have grown in a very steady fashion as well. The thing that's allowed them to grow, apart from new clients year after year, is that the processing is becoming increasingly complex. As a result, both companies have been able to layer on enhanced services. In the case of ADP, that might be new initiatives in the health benefits processing or administration area, and in the case of Paychex it might be electronic funds transfer and electronic tax-paying services. These may be the quintessential William Blair growth stocks.
         Another example is Molex, which is a very different type of company and one that we have owned for well over a decade. This company has a fine grained, repetitive nature to it. Molex has sales of about $1.5 billion derived from the production of connectors, which are a type of passive electronic device. It's our way of playing the electronics technology market. Molex has produced a remarkable record of growth over the years, and pre-tax margins have been very stable in the 15 to 16 percent range over the last several years. But the important thing here is that although Molex provides something that many other companies produce, it does it with a cleverness and a high degree of service that has allowed it to gain share in a market that's growing rather nicely itself. They were aggressively into the Far East at a time when manufacturing in the Far East had a connotation of low quality. And, they followed their primary customers overseas and produced a very high quality product for them. At the same time, they've been successful in the U.S. as represented by a very large contract from General Motors. Molex also runs a very tight ship, a very profitable ship, that allows it to generate sufficient profitability to reinvest in new product development and, thus, exceed their customers' expectations. Its formula has worked for well over 25 years.

                                                               MANAGER INTERVIEW
 ................................................................................

LAMCO: How about a final example?

JOSTRAND: That would be Fastenal, which is an industrial distributor of fasteners, originally, but with an expanding line of tools. The company has grown largely through geographic expansion radiating from its base in Winona, Minnesota to the point of a nearly national presence. But a key skill of the company is the plain old-fashioned sales training and management. Growth of the sales-force in existing locations and offering a broader array of products is an important element of future growth. The company's key advantage is superior service that stems from its convenient small town locations and professional staff. The company should continue its impressive string of many years of steady above average growth - 35 percent on average in sales - with sales of $400 million this year. Fastenal has produced steady 17-18 percent pretax margins and a clearly superior 30 percent return on shareholders equity. We believe Fastenal will be able to grow for many more years.

--------------------------------------------------------------------------------
"As long as the Federal Reserve maintains a steady, watchful eye on various measures of inflation and doesn't let it get out of hand the way it did in the 1970s, we think we'll have a very fertile investment environment."
--------------------------------------------------------------------------------

LAMCO: It would be difficult to end any conversation today without a reference to the stock market. What does William Blair think?

JOSTRAND: I'll put a real disclaimer on this since we're a bottoms-up investor. The thing that has put a pinch on returns lately has been rising interest rates. Now, over the last 15 years, rates haven't been all that high, but nonetheless they are rising today and that's not good for financial returns. But, as we do with all our holdings, we take the long-term view of things and the most important thing to us is not so much the business cycles or ups and downs of interest rates, but the absence of inflation. As long as the Federal Reserve maintains a steady, watchful eye on various measures of inflation and doesn't let it get out of hand the way it did in the 1970s, we think we'll have a very fertile investment environment. Nineteen ninety-seven may or may not be the best year, but as long as inflation remains benign, we feel confident.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (UNAUDITED)
 ................................................................................

COMMON STOCKS (98.2%)                                  SHARES            MARKET VALUE

AEROSPACE (2.4%)
Lockheed Martin Corp.                                  15,000            $ 1,260,000
McDonnell Douglas Corp.                                30,000              1,830,000
                                                                         -----------
                                                                           3,090,000
                                                                         -----------
AUTO, TIRES & ACCESSORIES (1.3%)
Discount Auto Parts, Inc. (a)                          24,000                384,000
LucasVarity PLC ADR (a)                                42,000              1,281,000
                                                                         -----------
                                                                           1,665,000
                                                                         -----------
BANKS (6.1%)
CCB Financial Corp.                                     6,300                404,775
Charter One Financial, Inc.                            14,200                623,025
Citicorp                                               20,000              2,165,000
Crestar Financial Corp.                                27,000                934,875
First Financial Corp.                                   6,250                163,281
Standard Federal Bancorporation                        13,800                800,400
State Street Boston Corp.                              22,200              1,540,125
Wells Fargo & Co.                                       5,000              1,420,625
                                                                         -----------
                                                                           8,052,106
                                                                         -----------
BROADCASTING & CABLE (0.3%)
Evergreen Media Corp., Class A (a)                     12,500                364,844
                                                                         -----------
BUSINESS SERVICES (7.7%)
Acxiom Corp. (a)                                       30,400                437,000
American Management Systems (a)                        41,900                921,800
Cognizant Corp. (a)                                    47,700              1,389,263
Concord EFS, Inc. (a)                                  27,700                519,375
First Data Corp.                                       46,370              1,570,784
National Data Corp.                                    23,500                831,313
Paychex, Inc.                                          10,000                411,250
Reuters Holdings PLC ADR                               17,200              1,000,825
Shared Medical Systems                                 24,200              1,125,300
Sungard Data Systems, Inc. (a)                         15,000                652,500
SystemSoft Corp. (a)                                   59,500                595,000
VeriFone, Inc. (a)                                     20,000                655,000
                                                                         -----------
                                                                          10,109,410
                                                                         -----------

CHEMICALS (5.5%)
Cytec Industries, Inc. (a)                             11,200                424,200
Hanna (M.A.) Co.                                       46,000                977,500
Hercules, Inc.                                         25,000              1,056,250
International Specialty Products, Inc.                 30,000                375,000
Minerals Technologies, Inc.                            17,190                571,568
Monsanto Co.                                           50,000              1,912,500
RPM, Inc.                                              34,000                565,250
                                                                         -----------
                                                                           5,882,268
                                                                         -----------

COMPUTER & BUSINESS EQUIPMENT (5.5%)
Active Voice Corp. (a)                                 20,000                205,000
Black Box Corp. (a)                                    27,100                731,700
Ikon Office Solutions, Inc. (a)                        19,700                659,950

                                                       SHARES            MARKET VALUE

COMPUTER & BUSINESS EQUIPMENT (CONT.)
Intel Corp.                                            14,000            $ 1,947,750
Komag, Inc. (a)                                        15,132                459,635
Microsoft Corp. (a)                                    16,000              1,467,000
Quantum Corp. (a)                                      14,800                571,650
The Peak Technologies Group (a)                        36,000                378,000
Zebra Technologies Corp., Class A (a)                  37,803                869,469
                                                                         -----------
                                                                           7,290,154
                                                                         -----------

CONSTRUCTION (0.5%)
J. Ray McDermott, S.A. (a)                             26,000                630,500
                                                                         -----------

CONSUMER PRODUCTS (1.2%)
Blyth Industries, Inc. (a)                             14,300                516,577
Gucci Group NV ADR                                      8,000                577,000
Leggett & Platt, Inc.                                  14,000                455,000
                                                                         -----------
                                                                           1,548,577
                                                                         -----------

DIVERSIFIED (1.7%)
Ball Corp.                                             21,800                577,700
General Electric Co.                                   12,000              1,191,000
Lydall, Inc. (a)                                       23,000                465,750
                                                                         -----------
                                                                           2,234,450
                                                                         -----------

DRUGS & HEALTH CARE (13.7%)
Allergan, Inc.                                         26,700                777,638
Amgen, Inc. (a)                                         8,000                447,000
Apria Healthcare Group, Inc. (a)                       25,600                464,000
Bard (C.R.) Inc.                                       20,000                570,000
Baxter International, Inc.                             12,462                537,424
Beverly Enterprises                                    50,000                712,500
Boston Scientific Corp. (a)                            13,000                802,750
Cardinal Health, Inc.                                  15,000                815,625
Columbia/HCA Healthcare Corp.                          16,500                554,813
Dentsply International, Inc.                           15,000                750,000
Elan Corp. ADR (a)                                     29,600              1,010,100
Emeritus Corp. (a)                                     13,000                157,625
Fisher Scientific International                        23,500              1,036,938
HEALTHSOUTH Corp. (a)                                  65,800              1,258,425
Horizon/CMS Healthcare Corp. (a)                       40,000                620,000
IDEXX Labs, Inc. (a)                                   13,900                194,600
Living Centers of America, Inc. (a)                    22,700                783,150
Lunar Corp. (a)                                        11,600                397,300
Medtronic, Inc.                                        23,000              1,431,750
Millipore Corp.                                        16,500                699,188
Nellcor Puritan Bennett, Inc. (a)                      27,000                475,875
Orthologic Corp. (a)                                   52,700                250,325
Pfizer, Inc.                                           15,000              1,261,875
R.P. Scherer Corp. (a)                                 18,600                964,875
Sterling House Corp. (a)                               12,000                132,000
Sun Healthcare Group, Inc. (a)                         57,600                828,000
                                                                         -----------
                                                                          17,933,776
                                                                         -----------

10 See Notes to Schedule of Investments.


                        SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (UNAUDITED)
 ................................................................................

COMMON STOCKS (CONT.)                                  SHARES            MARKET VALUE

ELECTRONICS & ELECTRICAL EQUIPMENT (5.7%)
Analog Devices, Inc. (a)                               31,333            $   704,993
Arrow Electronics, Inc. (a)                            30,000              1,691,250
Hubbell, Inc., Class B                                 24,000              1,014,000
Linear Technology Corp.                                16,400                725,700
Molex, Inc.                                            41,100              1,438,500
Tyco International Ltd.                                15,000                825,000
Xilinix, Inc. (a)                                      21,800              1,062,750
                                                                         -----------
                                                                           7,462,193
                                                                         -----------

FINANCIAL SERVICES (13.1%)
Capital One Financial Corp.                            25,000                931,250
Cityscape Financial Corp. (a)                          30,800                546,700
CMAC Investment Corp.                                  15,000                500,625
Countrywide Credit Industries, Inc.                    55,000              1,361,250
Credit Acceptance Corp. (a)                            52,900                938,975
CUC International, Inc. (a)                            43,100                969,750
Federal Home Loan Mortgage Corp.                       96,000              2,616,000
Federal National Mortgage Assoc.                       40,000              1,445,000
Finova Group, Inc.                                      6,100                412,513
Household International, Inc.                          16,400              1,412,450
MBNA Corp.                                             63,000              1,756,125
Morgan Stanley Group, Inc.                             25,000              1,468,750
Southern Pacific Funding Corp. (a)                     25,500                443,063
Travelers Group, Inc.                                  40,000              1,915,000
United Companies Financial Corp.                       22,300                459,938
                                                                         -----------
                                                                          17,177,389
                                                                         -----------

FOOD, BEVERAGE & RESTAURANTS (3.6%)
Canandaigua Wine Co., Class A (a)                      27,216                596,295
Dole Food Co.                                          30,000              1,132,500
Grand Metropolitan PLC ADR                             25,000                796,875
Hormel Foods Corp.                                     29,000                743,125
IBP, Inc.                                              30,000                738,750
Performance Food Group, Co. (a)                        39,000                687,375
                                                                         -----------
                                                                           4,694,920
                                                                         -----------

HOTELS & LEISURE (0.3%)
Regal Cinemas, Inc. (a)                                16,400                442,800
                                                                         -----------

INDUSTRIAL EQUIPMENT (2.5%)
Albany International                                   25,000                515,625
Camco International                                     4,701                206,844
Caterpillar, Inc.                                      18,000              1,444,500
Illinois Tool Works, Inc.                              13,100              1,069,288
                                                                         -----------
                                                                           3,236,257
                                                                         -----------

INSURANCE (8.1%)
ACE, Ltd.                                              30,000              1,920,000
AFLAC, Inc.                                            40,000              1,500,000
American International Group, Inc.                     10,000              1,173,750

                                                       SHARES            MARKET VALUE

INSURANCE (CONT.)
EXEL Ltd.                                              40,000            $ 1,690,000
NAC Re Corp.                                           11,000                391,875
PMI Group, Inc.                                        21,000              1,052,625
Progressive Corp.                                      20,000              1,277,500
Transamerica Corp.                                     18,000              1,611,000
                                                                         -----------
                                                                          10,616,750
                                                                         -----------

METALS & MINING (0.9%)
Freeport-McMoRan Copper & Gold, Inc., Class A          40,000              1,215,000
                                                                         -----------

OIL & GAS (2.7%)
Tejas Gas Corp. (a)                                    15,000                650,625
Tenneco, Inc.                                          20,000                780,000
Triton Energy Corp. (a)                                27,000              1,046,250
Union Texas Petroleum Holdings, Inc.                   30,000                551,250
Weatherford Enterra, Inc. (a)                          16,838                494,616
                                                                         -----------
                                                                           3,522,741
                                                                         -----------

PAPER & PLASTIC (1.8%)
Aptargroup, Inc.                                        7,900                302,175
Caraustar Industries, Inc.                             18,000                447,750
Champion International Corp.                           25,000              1,137,500
Consolidated Papers, Inc.                               9,000                469,125
                                                                         -----------
                                                                           2,356,550
                                                                         -----------

PUBLISHING (0.9%)
R. R. Donnelley & Sons Co.                             35,000              1,220,625
                                                                         -----------

RETAIL TRADE (5.1%)
CVS Corp.                                              20,900                964,013
Fastenal Co. (a)                                       13,100                458,500
Marks Brothers Jewelers, Inc. (a)                      30,100                353,675
May Department Stores Co.                              25,000              1,137,500
Micro Warehouse, Inc. (a)                              56,758                744,949
PETsMART, Inc. (a)                                     23,800                481,950
Safeway, Inc. (a)                                      18,000                834,750
Staples, Inc. (a)                                      34,500                694,313
The Sports Authority, Inc. (a)                         19,500                363,188
Viking Office Products, Inc. (a)                       32,900                637,438
                                                                         -----------
                                                                           6,670,276
                                                                         -----------

SERVICES (2.6%)
Cintas Corp.                                           18,000                949,500
Interim Services, Inc. (a)                             25,600                995,200
Robert Half International, Inc. (a)                    12,300                428,963
Service Corp. International                            18,000                535,500
Unitog Co.                                             20,000                407,500
                                                                         -----------
                                                                           3,316,663
                                                                         -----------

                                        See Notes to Schedule of Investments. 11


SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (UNAUDITED)
 ................................................................................

COMMON STOCKS (CONT.)                                  SHARES            MARKET VALUE

TELECOMMUNICATIONS (3.5%)
Airtouch Communications, Inc. (a)                      34,500             $  793,500
Arch Communications Group, Inc. (a)                    47,500                184,063
InteliData Technologies Corp. (a)                      50,500                252,500
Mobile Telecommunication Technologies Corp. (a)        60,000                375,000
Nokia Corp. ADR                                        25,000              1,456,250
Sprint Corp.                                           35,000              1,592,500
                                                                         -----------
                                                                           4,653,813
                                                                         -----------

                                                       SHARES            MARKET VALUE

TEXTILE MILL PRODUCTS (0.2%)
Polymer Group, Inc. (a)                                20,000             $  265,000
                                                                         -----------

TRANSPORTATION (2.3%)
American Freightways Corp. (a)                         29,125                405,930
AMR Corp. (a)                                          16,000              1,320,000
Tidewater, Inc.                                        19,000                874,000
U.S. Freightways Corp.                                 18,800                486,450
                                                                         -----------
                                                                           3,086,380
                                                                         -----------

TOTAL COMMON STOCKS
(Cost $116,910,444)                                                      128,738,442
                                                                         -----------


                                                      PAR
                                                     VALUE
SHORT-TERM INVESTMENT (4.7%)
DISCOUNT NOTE
Federal Home Loan Mortgage 6.50% 04/01/97
     (Cost $6,221,876)                            $ 6,223,000              6,223,000
                                                                         -----------

TOTAL INVESTMENTS (102.9%) (COST $123,133,444)(b)                        134,961,442

OTHER ASSETS AND LIABILITIES, NET (-2.9%)                                 (3,783,361)
                                                                         -----------

NET ASSETS (100.0%)                                                     $131,178,081
                                                                        ============

NET ASSET VALUE PER SHARE (12,119,251 SHARES OUTSTANDING)               $      10.82
                                                                        ============



NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) Gross unrealized appreciation and depreciation of investments at March 31, 1997 is as follows:
       Gross unrealized appreciation      $20,953,116
       Gross unrealized depreciation       (9,125,118)
                                          -----------
          Net unrealized appreciation     $11,827,998
                                          ===========



  Acronym                               Name
  -------                               ----
    ADR                      American Depository Receipt

PER SHARE CHANGES / DISTRIBUTION POLICY / DIVIDEND REINVESTMENT PLAN /
1997 ANNUAL MEETING
 ................................................................................

PER SHARE CHANGES
IN NET ASSETS

                                 THREE MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                   MARCH 31, 1997     -----------------------------------------------------------------
                                    (UNAUDITED)           1996          1995          1994          1993          1992
                                 --------------------------------------------------------------------------------------
Net asset value at
   beginning of period              $   11.27         $   10.55     $    9.95     $   10.54     $   10.28     $   10.40
                                    ---------         ---------     ---------     ---------     ---------     ---------
Net investment income                    0.00              0.01          0.31          0.23          0.18          0.29
Distributions declared                  (0.30)            (1.02)        (0.76)        (0.58)        (0.48)        (0.44)
Impact of shares issued in
   dividend reinvestment                   --             (0.13)           --            --            --            --
Net realized and unrealized
   gain (loss) on investments           (0.15)             1.86          1.05         (0.24)         0.56          0.03
                                    ---------         ---------     ---------     ---------     ---------     ---------
Net asset value at end of period    $   10.82         $   11.27     $   10.55     $    9.95     $   10.54     $   10.28
                                    =========         =========     =========     =========     =========     =========


DISTRIBUTION POLICY
Liberty All-Star Growth Fund, Inc.'s current policy is to pay distributions on its common shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the minimum amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net long-term capital gains to the extent of such excess.

DIVIDEND REINVESTMENT PLAN
Each registered shareholder of the Fund will automatically be a participant in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan unless the shareholder specifically elects otherwise by writing to the Plan Agent, State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 or by calling 1-800-LIB-FUND (1-800-542-3863). If your shares are held for you by broker, bank or other nominee, you should contact the institution holding your shares as to whether you wish to participate, or not participate, in the Plan. Participants in the Plan have their dividends and distributions automatically reinvested in additional shares of the Fund. Participants are kept apprised of the status of their account through quarterly statements.

1997 ANNUAL MEETING
At the Fund's 1997 Annual Meeting held on April 16, shareholders re-elected James E. Grinnell as a Director for a term of three years, ratified the Fund's new portfolio management agreement with William Blair & Company, L.L.C., and ratified the selection of KPMG Peat Marwick LLP as the Fund's independent auditors for the current year.

NOTES
 ................................................................................

                                                                           NOTES
 ................................................................................

[LIBERTY
ALL*STAR
-----------
GROWTH FUND
LOGO]


New York Stock Exchange Trading Symbol: ASG

FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts  02210-2214
1-617-722-6036
Internet: http://www.lamco.com

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, Massachusetts  02110

CUSTODIAN
Boston Safe Deposit & Trust Company
One Cabot Road
Medford, Massachusetts  02155

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company
P.O. Box 8200, Boston, Massachusetts  02266-8200
1-800-LIB-FUND (1-800-542-3863)

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street
Boston, Massachusetts  02110

DIRECTORS
Robert J. Birnbaum*
Harold W. Cogger
James E. Grinnell*
Richard W. Lowry*

OFFICERS
Harold W. Cogger, Chairman of the Board of Directors
Richard R. Christensen, President & Chief Executive Officer
William R. Parmentier, Jr., Vice President & Chief Investment Officer Christopher S. Carabell, Vice President
Timothy J. Jacoby, Treasurer
Peter L. Lydecker, Controller
John L. Davenport, Secretary

* Member of the audit committee.

--------------------------------------------------------------------------------

Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).


[LIBERTY
FINANCIAL
LOGO]




                                     FIRST
                                    QUARTER
                                     REPORT
                                      1997





                                    [LIBERTY
                                    ALL*STAR
                                  -----------
                                  GROWTH FUND
                                     LOGO]